Goldman, Sachs & Co.                                                                                           Print Date: 10/27/03
HYPOC2                                                                                                          Print Time: 5:02 PM
----------------------------------------------------------------- -----------------------------------------------------------------
                      Collateral Summary                                                   Structure Summary
----------------------------------------------------------------- -----------------------------------------------------------------
Type                            Coupon         5.250%               Pricing Speed    300 PSA
Offering       $515.00 MM       WAC            5.600%
Dated Date     10/01/03         WAM            357.0
Settlement     10/30/03         AGE            1.0
First Pmt      11/25/03         Frequency      Monthly
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Tranche Description
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Stated
Class  Type       Orig       Avail  Coupon   Avl  Spr/Tsy  Spr/AVL    Yield   Price    Dur    Window     Band   Comments
-----------------------------------------------------------------------------------------------------------------------------------
ASAA         331,063,000.00 331.063  4.350  3.050  226/3   215/3.1   4.4179%  99-20   2.76  11/03-11/09         3.1 yr
ASAB  IO,NTL  56,753,657.00  56.754  5.250  3.050 3283/3  3272/3.1  34.9878%   9-00   1.21  11/03-11/09         3.1 yr IO Notional
 VA     AD    32,945,000.00  32.945  5.250  4.750  170/5   180/4.8   4.8266% 101-19+  4.05  11/03-05/10         4.8 yr AD
 VB     AD    41,260,000.00  41.260  5.250  7.265  273/5   221/7.3   5.8525%  96-16   5.85  05/10-11/11         7.3 yr AD
  Z      Z    44,327,000.00  44.327  5.250 12.260 284/10  272/12.3   7.0556%  82-00  10.97  12/11-07/33         12.3 yr Z
 NAS          51,500,000.00  51.500  5.250 10.791 155/10  150/10.8   5.7620%  96-06   7.70  11/08-07/33         10.8 yr
 SUB    SUB   13,905,000.00  13.905  5.250 10.224 121/10  119/10.2   5.4234%  98-25+  7.39  11/03-07/33         10.2 yr Subordinate
----------------------------------------------------------------- -----------------------------------------------------------------
                         Market Data                                                         Deal Comments
----------------------------------------------------------------- -----------------------------------------------------------------
6mo         1.02700%       TIME:    3:00 PM (24-Oct-03 )
1yr         1.27000%       5yr         3.12700%
2yr         1.70800%       7yr         3.58158%
3yr         2.16000%       10yr        4.21200%
4yr         2.69185%       30yr        5.10200%
-----------------------------------------------------------------------------------------------------------------------------------

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Goldman, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

Chase 03-S11 Group 6 Summary


                  Balance           WAC           WAM         Age        WAL
                  $232,000,000.00          5.54         358          2   5.54438


Settlement        30-Oct-2003       Prepay              300 PSA
1st Pay Date      25-Nov-2003       Starting Libor     1.12

Tranche           Balance           Coupon        Principal      Avg       Dated      Notes
Name                                              Window         Life      Date
2A7                  23,200,000.00          5.25  11/08 - 08/33  10.78915  01-Oct-03  FIX     NAS
2A2                  36,908,876.00          1.52  11/03 - 10/09      2.99  25-Oct-03  FLT     0 delay    Libor+0.4, 8.0 cap
2A3                  36,908,876.00          6.48  11/03 - 10/09      2.99  25-Oct-03  INV_IO  0 delay    7.6-1*Libor, 0 floor
2A1                 112,777,124.00          4.35  11/03 - 10/09      2.99  01-Oct-03  FIX
2A4                  14,373,000.00          5.25  11/03 - 03/10   4.57652  01-Oct-03  FIX     AD
2A5                  17,241,000.00          5.25  03/10 - 08/11   7.09287  01-Oct-03  FIX     AD
2A6                  21,100,000.00          5.25  08/11 - 08/33  11.96651  01-Oct-03  FIX     z-accrual  to 2A4, 2A5, 2A6
SUB6                  6,400,000.00          5.25  11/03 - 08/33  10.22243  01-Oct-03  FIX

Pay Rules:
1. Pay 2A7 scheduled principal and prepays according to "Lockout Schedule" and "Prepayment Shift Percentage."
2. Pay 2A6 accruals sequentially, to 2A4, 2A5, and 2A6 to zero.
3. Pay 2A1, 2A2 pro rata to zero.
4. Pay 2A4, 2A5, and 2A6 sequentially to zero.
5. Pay 2A7 to zero without regard to its payment schedules.

2A7 (NAS) principal schedules:
------------------------------------
             Lock Out Schedule
------------------------------------
Prior to 11/25/2008       0%
------------------------------------
    Thereafter           100%
------------------------------------
     Prepayment Shift Percentage
------------------------------------
     Month <=      NAS Prepay %
------------------------------------
        60                0
------------------------------------
        72                30
------------------------------------
        84                40
------------------------------------
        96                60
------------------------------------
       108                80
------------------------------------
       120               100
------------------------------------
gschase11g6 - Dec - 2A7

Date                         1              2              3             4              5
      30-Oct-03            100            100            100           100            100
      25-Oct-04            100            100            100           100            100
      25-Oct-05            100            100            100           100            100
      25-Oct-06            100            100            100           100            100
      25-Oct-07            100            100            100           100            100
      25-Oct-08            100            100            100           100            100
      25-Oct-09             98             95             92            89             82
      25-Oct-10             96             90             83            76             47
      25-Oct-11             94             83             72            61             27
      25-Oct-12             92             75             60            46             16
      25-Oct-13             89             66             48            32             10
      25-Oct-14             87             59             38            23              6
      25-Oct-15             84             52             30            16              4
      25-Oct-16             81             45             24            11              2
      25-Oct-17             78             40             19             8              1
      25-Oct-18             75             35             15             6              1
      25-Oct-19             72             30             12             4              1
      25-Oct-20             68             26              9             3 *
      25-Oct-21             64             22              7             2 *
      25-Oct-22             60             19              5             1 *
      25-Oct-23             56             16              4             1 *
      25-Oct-24             52             14              3             1 *
      25-Oct-25             47             11              2 *             *
      25-Oct-26             42              9              2 *             *
      25-Oct-27             37              7              1 *             *
      25-Oct-28             31              6              1 *             *
      25-Oct-29             26              4              1 *             *
      25-Oct-30             19              3 *              *             *
      25-Oct-31             13              2 *              *             *
      25-Oct-32              6              1 *              *             *
      25-Oct-33              0              0              0             0              0

WAL                   20.19956       13.62667       10.78915       9.30099        7.48864
Principal Window   Nov08-Aug33    Nov08-Aug33    Nov08-Aug33   Nov08-Aug33    Nov08-Aug33

LIBOR_1MO                 1.12           1.12           1.12          1.12           1.12
Prepay             0 PSA          150 PSA        300 PSA       450 PSA        600 PSA

gschase11g6 - Dec - 2A2

Date                         1              2             3              4              5
      30-Oct-03            100            100           100            100            100
      25-Oct-04             98             94            90             86             82
      25-Oct-05             96             83            70             58             47
      25-Oct-06             94             69            47             27             10
      25-Oct-07             91             56            27              4              0
      25-Oct-08             89             44            11              0              0
      25-Oct-09             86             34             0              0              0
      25-Oct-10             84             26             0              0              0
      25-Oct-11             81             19             0              0              0
      25-Oct-12             78             12             0              0              0
      25-Oct-13             75              7             0              0              0
      25-Oct-14             72              2             0              0              0
      25-Oct-15             69              0             0              0              0
      25-Oct-16             65              0             0              0              0
      25-Oct-17             61              0             0              0              0
      25-Oct-18             58              0             0              0              0
      25-Oct-19             53              0             0              0              0
      25-Oct-20             49              0             0              0              0
      25-Oct-21             44              0             0              0              0
      25-Oct-22             39              0             0              0              0
      25-Oct-23             34              0             0              0              0
      25-Oct-24             29              0             0              0              0
      25-Oct-25             23              0             0              0              0
      25-Oct-26             17              0             0              0              0
      25-Oct-27             10              0             0              0              0
      25-Oct-28              4              0             0              0              0
      25-Oct-29              0              0             0              0              0

WAL                   15.52268         4.9867          2.99        2.28088         1.9034
Principal Window   Nov03-May29    Nov03-Apr15   Nov03-Oct09    Nov03-Jan08    Nov03-Mar07

LIBOR_1MO                 1.12           1.12          1.12           1.12           1.12
Prepay             0 PSA          150 PSA       300 PSA        450 PSA        600 PSA

gschase11g6 - Dec - 2A3


Date                     1         2         3          4         5
      30-Oct-03        100       100       100        100       100
      25-Oct-04         98        94        90         86        82
      25-Oct-05         96        83        70         58        47
      25-Oct-06         94        69        47         27        10
      25-Oct-07         91        56        27          4         0
      25-Oct-08         89        44        11          0         0
      25-Oct-09         86        34         0          0         0
      25-Oct-10         84        26         0          0         0
      25-Oct-11         81        19         0          0         0
      25-Oct-12         78        12         0          0         0
      25-Oct-13         75         7         0          0         0
      25-Oct-14         72         2         0          0         0
      25-Oct-15         69         0         0          0         0
      25-Oct-16         65         0         0          0         0
      25-Oct-17         61         0         0          0         0
      25-Oct-18         58         0         0          0         0
      25-Oct-19         53         0         0          0         0
      25-Oct-20         49         0         0          0         0
      25-Oct-21         44         0         0          0         0
      25-Oct-22         39         0         0          0         0
      25-Oct-23         34         0         0          0         0
      25-Oct-24         29         0         0          0         0
      25-Oct-25         23         0         0          0         0
      25-Oct-26         17         0         0          0         0
      25-Oct-27         10         0         0          0         0
      25-Oct-28          4         0         0          0         0
      25-Oct-29          0         0         0          0         0

WAL               15.52268    4.9867      2.99    2.28088    1.9034
Principal Window

LIBOR_1MO             1.12      1.12      1.12       1.12      1.12
Prepay            0 PSA      150 PSA   300 PSA    450 PSA   600 PSA
gschase11g6 - Dec - 2A1

Date                         1              2             3              4              5
      30-Oct-03            100            100           100            100            100
      25-Oct-04             98             94            90             86             82
      25-Oct-05             96             83            70             58             47
      25-Oct-06             94             69            47             27             10
      25-Oct-07             91             56            27              4              0
      25-Oct-08             89             44            11              0              0
      25-Oct-09             86             34             0              0              0
      25-Oct-10             84             26             0              0              0
      25-Oct-11             81             19             0              0              0
      25-Oct-12             78             12             0              0              0
      25-Oct-13             75              7             0              0              0
      25-Oct-14             72              2             0              0              0
      25-Oct-15             69              0             0              0              0
      25-Oct-16             65              0             0              0              0
      25-Oct-17             61              0             0              0              0
      25-Oct-18             58              0             0              0              0
      25-Oct-19             53              0             0              0              0
      25-Oct-20             49              0             0              0              0
      25-Oct-21             44              0             0              0              0
      25-Oct-22             39              0             0              0              0
      25-Oct-23             34              0             0              0              0
      25-Oct-24             29              0             0              0              0
      25-Oct-25             23              0             0              0              0
      25-Oct-26             17              0             0              0              0
      25-Oct-27             10              0             0              0              0
      25-Oct-28              4              0             0              0              0
      25-Oct-29              0              0             0              0              0

WAL                   15.52268         4.9867          2.99        2.28088         1.9034
Principal Window   Nov03-May29    Nov03-Apr15   Nov03-Oct09    Nov03-Jan08    Nov03-Mar07

LIBOR_1MO                 1.12           1.12          1.12           1.12           1.12
Prepay             0 PSA          150 PSA       300 PSA        450 PSA        600 PSA

gschase11g6 - Dec - 2A4

Date                        1              2              3              4              5
      30-Oct-03           100            100            100            100            100
      25-Oct-04            92             92             92             92             92
      25-Oct-05            84             84             84             84             84
      25-Oct-06            75             75             75             75             75
      25-Oct-07            66             66             66             66              0
      25-Oct-08            56             56             56              0              0
      25-Oct-09            46             46             44              0              0
      25-Oct-10            35             35              0              0              0
      25-Oct-11            24             24              0              0              0
      25-Oct-12            12             12              0              0              0
      25-Oct-13             0              0              0              0              0

WAL                   5.41357        5.41357        4.57652        3.61373        3.02524
Principal Window  Nov03-Oct13    Nov03-Oct13    Nov03-Mar10    Nov03-May08    Nov03-Jun07

LIBOR_1MO                1.12           1.12           1.12           1.12           1.12
Prepay            0 PSA          150 PSA        300 PSA        450 PSA        600 PSA

gschase11g6 - Dec - 2A5

Date                       1             2             3              4             5
      30-Oct-03          100           100           100            100           100
      25-Oct-04          100           100           100            100           100
      25-Oct-05          100           100           100            100           100
      25-Oct-06          100           100           100            100           100
      25-Oct-07          100           100           100            100            33
      25-Oct-08          100           100           100             38             0
      25-Oct-09          100           100           100              0             0
      25-Oct-10          100           100            53              0             0
      25-Oct-11          100           100             0              0             0
      25-Oct-12          100           100             0              0             0
      25-Oct-13           99            99             0              0             0
      25-Oct-14           88            88             0              0             0
      25-Oct-15           76            56             0              0             0
      25-Oct-16           64             9             0              0             0
      25-Oct-17           51             0             0              0             0
      25-Oct-18           37             0             0              0             0
      25-Oct-19           23             0             0              0             0
      25-Oct-20            8             0             0              0             0
      25-Oct-21            0             0             0              0             0

WAL                 13.97436      12.05529       7.09287        4.95608       3.93716
Principal Window Oct13-Apr21   Oct13-Jan17   Mar10-Aug11    May08-Mar09   Jun07-Jan08

LIBOR_1MO               1.12          1.12          1.12           1.12          1.12
Prepay           0 PSA         150 PSA       300 PSA        450 PSA       600 PSA

gschase11g6 - Dec - 2A6

Date                         1             2             3              4            5
      30-Oct-03            100           100           100            100          100
      25-Oct-04            105           105           105            105          105
      25-Oct-05            111           111           111            111          111
      25-Oct-06            117           117           117            117          117
      25-Oct-07            123           123           123            123          123
      25-Oct-08            130           130           130            130           44
      25-Oct-09            137           137           137             92            0
      25-Oct-10            144           144           144             48            0
      25-Oct-11            152           152           143             25            0
      25-Oct-12            160           160           111             14            0
      25-Oct-13            169           169            89             10            0
      25-Oct-14            178           178            71              7            0
      25-Oct-15            188           188            56              5            0
      25-Oct-16            198           198            45              4            0
      25-Oct-17            208           179            35              3            0
      25-Oct-18            219           157            28              2            0
      25-Oct-19            231           136            22              1            0
      25-Oct-20            244           118            17              1            0
      25-Oct-21            250           101            13              1            0
      25-Oct-22            250            87            10 *                         0
      25-Oct-23            250            73             8 *                         0
      25-Oct-24            250            61             6 *                         0
      25-Oct-25            250            51             4 *                         0
      25-Oct-26            250            41             3 *                         0
      25-Oct-27            250            33             2 *                         0
      25-Oct-28            250            26             2 *                         0
      25-Oct-29            225            19             1 *                         0
      25-Oct-30            171            13             1 *                         0
      25-Oct-31            113             8 *             *                         0
      25-Oct-32             53             3 *             *                         0
      25-Oct-33              0             0             0              0            0

WAL                   27.78728      19.08053      11.96651        7.17574      4.89891
Principal Window   May29-Aug33   Jan17-Aug33   Aug11-Aug33    Mar09-Aug33  Jan08-Oct09

LIBOR_1MO                 1.12          1.12          1.12           1.12         1.12
Prepay             0 PSA         150 PSA       300 PSA        450 PSA      600 PSA

gschase11g6 - Dec - SUBORD

Date                         1              2              3             4              5
      30-Oct-03            100            100            100           100            100
      25-Oct-04             99             99             99            99             99
      25-Oct-05             97             97             97            97             97
      25-Oct-06             96             96             96            96             96
      25-Oct-07             94             94             94            94             94
      25-Oct-08             92             92             92            92             92
      25-Oct-09             91             88             85            83             79
      25-Oct-10             89             83             77            71             65
      25-Oct-11             87             77             67            58             49
      25-Oct-12             85             69             56            44             33
      25-Oct-13             82             62             45            31             21
      25-Oct-14             80             54             36            22             13
      25-Oct-15             78             48             28            16              8
      25-Oct-16             75             42             22            11              5
      25-Oct-17             72             37             18             8              3
      25-Oct-18             69             32             14             5              2
      25-Oct-19             66             28             11             4              1
      25-Oct-20             63             24              8             3              1
      25-Oct-21             59             21              7             2 *
      25-Oct-22             56             18              5             1 *
      25-Oct-23             52             15              4             1 *
      25-Oct-24             48             13              3             1 *
      25-Oct-25             44             10              2 *             *
      25-Oct-26             39              9              2 *             *
      25-Oct-27             34              7              1 *             *
      25-Oct-28             29              5              1 *             *
      25-Oct-29             24              4              1 *             *
      25-Oct-30             18              3 *              *             *
      25-Oct-31             12              2 *              *             *
      25-Oct-32              6              1 *              *             *
      25-Oct-33              0              0              0             0              0

WAL                    18.8694       12.81784       10.22243       8.89535        8.09792
Principal Window   Nov03-Aug33    Nov03-Aug33    Nov03-Aug33   Nov03-Aug33    Nov03-Aug33

LIBOR_1MO                 1.12           1.12           1.12          1.12           1.12
Prepay             0 PSA          150 PSA        300 PSA       450 PSA        600 PSA

gschase11g6 - Dec - COLLAT

Date                         1              2              3             4              5
      30-Oct-03            100            100            100           100            100
      25-Oct-04             99             96             94            91             88
      25-Oct-05             97             89             81            73             66
      25-Oct-06             96             80             66            53             42
      25-Oct-07             94             71             53            38             26
      25-Oct-08             92             64             43            27             17
      25-Oct-09             91             57             34            19             10
      25-Oct-10             89             51             27            14              6
      25-Oct-11             87             45             22            10              4
      25-Oct-12             85             40             18             7              3
      25-Oct-13             82             36             14             5              2
      25-Oct-14             80             31             11             4              1
      25-Oct-15             78             28              9             3              1
      25-Oct-16             75             24              7             2 *
      25-Oct-17             72             21              6             1 *
      25-Oct-18             69             19              4             1 *
      25-Oct-19             66             16              3             1 *
      25-Oct-20             63             14              3 *             *
      25-Oct-21             59             12              2 *             *
      25-Oct-22             56             10              2 *             *
      25-Oct-23             52              9              1 *             *
      25-Oct-24             48              7              1 *             *
      25-Oct-25             44              6              1 *             *
      25-Oct-26             39              5              1 *             *
      25-Oct-27             34              4 *              *             *
      25-Oct-28             29              3 *              *             *
      25-Oct-29             24              2 *              *             *
      25-Oct-30             18              2 *              *             *
      25-Oct-31             12              1 *              *             *
      25-Oct-32              6 *              *              *             *
      25-Oct-33              0              0              0             0              0

WAL                    18.8694        8.95882        5.54438       4.01965        3.18605
Principal Window   Nov03-Aug33    Nov03-Aug33    Nov03-Aug33   Nov03-Aug33    Nov03-Aug33

LIBOR_1MO                 1.12           1.12           1.12          1.12           1.12
Prepay             0 PSA          150 PSA        300 PSA       450 PSA        600 PSA

Chase 03-S11 Group 3 Summary

                                                       Assumptions

Settlement         29-Oct-2003     Prepay          300 PSA
1st Pay Date       25-Nov-2003

Tranche         Rating Balance     Coupon   Principal         Avg         Dated      Notes
Name                                        Window            Life        Date
R1              100,000,000.00          5   11/03 - 08/33       5.50839   01-Oct-03  FIX
R2              100,000,000.00       5.25   11/03 - 08/33       5.50839   01-Oct-03  FIX
R3              100,000,000.00        5.5   11/03 - 08/33       5.50839   01-Oct-03  FIX
R4              100,000,000.00       5.75   11/03 - 08/33       5.50839   01-Oct-03  FIX
R5              100,000,000.00          6   11/03 - 08/33       5.50839   01-Oct-03  FIX
SUB3             14,138,818.00        5.5   11/03 - 08/33      10.28621   01-Oct-03  FIX

Pay Rules:
Pay R1..R5 pro rata to zero.


                          Collateral
Balance           WAC     WAM    Age     WAL       Dur
$514,138,818.00      5.89     358      1  5.63978

TEMP - Dec - R1

Date                         1              2              3             4              5
      29-Oct-03            100            100            100           100            100
      25-Oct-04             99             96             94            91             88
      25-Oct-05             97             89             82            72             62
      25-Oct-06             96             80             66            49             35
      25-Oct-07             94             72             53            33             19
      25-Oct-08             93             64             42            22             10
      25-Oct-09             91             57             33            15              5
      25-Oct-10             89             51             27            10              2
      25-Oct-11             87             45             21             6              1
      25-Oct-12             85             40             17             4              1
      25-Oct-13             83             35             14             3 *
      25-Oct-14             81             31             11             2 *
      25-Oct-15             79             28              9             1 *
      25-Oct-16             76             24              7             1 *
      25-Oct-17             73             21              5             1 *
      25-Oct-18             70             19              4 *             *
      25-Oct-19             67             16              3 *             *
      25-Oct-20             64             14              3 *             *
      25-Oct-21             61             12              2 *             *
      25-Oct-22             57             10              2 *             *
      25-Oct-23             53              9              1 *             *
      25-Oct-24             49              7              1 *             *
      25-Oct-25             45              6              1 *             *
      25-Oct-26             40              5 *              *             *
      25-Oct-27             35              4 *              *             *
      25-Oct-28             30              3 *              *             *
      25-Oct-29             24              2 *              *             *
      25-Oct-30             19              2 *              *             *
      25-Oct-31             12              1 *              *             *
      25-Oct-32              6 *              *              *             *
      25-Oct-33              0              0              0             0              0

WAL                   19.09705        8.97405        5.50839       3.63895        2.75842
Principal Window   Nov03-Aug33    Nov03-Aug33    Nov03-Aug33   Nov03-Aug33    Nov03-Aug33

Prepay             0 PSA          150 PSA        300 PSA       500 PSA        700 PSA

TEMP - Dec - SUBORD

Date                         1              2              3             4              5
      29-Oct-03            100            100            100           100            100
      25-Oct-04             99             99             99            99             99
      25-Oct-05             97             97             97            97             97
      25-Oct-06             96             96             96            96             96
      25-Oct-07             94             94             94            94             94
      25-Oct-08             93             93             93            93             93
      25-Oct-09             91             89             86            82             78
      25-Oct-10             89             84             78            70             61
      25-Oct-11             87             77             68            55             43
      25-Oct-12             85             70             56            41             27
      25-Oct-13             83             62             45            28             16
      25-Oct-14             81             55             36            19              9
      25-Oct-15             79             49             29            13              5
      25-Oct-16             76             43             23             9              3
      25-Oct-17             73             38             18             6              2
      25-Oct-18             70             33             14             4              1
      25-Oct-19             67             29             11             3 *
      25-Oct-20             64             25              9             2 *
      25-Oct-21             61             21              7             1 *
      25-Oct-22             57             18              5             1 *
      25-Oct-23             53             15              4 *             *
      25-Oct-24             49             13              3 *             *
      25-Oct-25             45             11              2 *             *
      25-Oct-26             40              9              2 *             *
      25-Oct-27             35              7              1 *             *
      25-Oct-28             30              5              1 *             *
      25-Oct-29             24              4              1 *             *
      25-Oct-30             19              3 *              *             *
      25-Oct-31             12              2 *              *             *
      25-Oct-32              6              1 *              *             *
      25-Oct-33              0              0              0             0              0

WAL                   19.09705       12.92439       10.28621       8.63182        7.74899
Principal Window   Nov03-Aug33    Nov03-Aug33    Nov03-Aug33   Nov03-Aug33    Nov03-Aug33

Prepay             0 PSA          150 PSA        300 PSA       500 PSA        700 PSA

TEMP - Dec - COLLAT

Date                         1              2              3             4              5
      29-Oct-03            100            100            100           100            100
      25-Oct-04             99             97             94            91             88
      25-Oct-05             97             90             82            72             63
      25-Oct-06             96             81             67            51             37
      25-Oct-07             94             72             54            35             21
      25-Oct-08             93             65             43            24             12
      25-Oct-09             91             58             35            16              7
      25-Oct-10             89             51             28            11              4
      25-Oct-11             87             46             23             8              2
      25-Oct-12             85             41             18             5              1
      25-Oct-13             83             36             14             4              1
      25-Oct-14             81             32             12             2 *
      25-Oct-15             79             28              9             2 *
      25-Oct-16             76             25              7             1 *
      25-Oct-17             73             22              6             1 *
      25-Oct-18             70             19              5             1 *
      25-Oct-19             67             17              4 *             *
      25-Oct-20             64             14              3 *             *
      25-Oct-21             61             12              2 *             *
      25-Oct-22             57             11              2 *             *
      25-Oct-23             53              9              1 *             *
      25-Oct-24             49              8              1 *             *
      25-Oct-25             45              6              1 *             *
      25-Oct-26             40              5              1 *             *
      25-Oct-27             35              4 *              *             *
      25-Oct-28             30              3 *              *             *
      25-Oct-29             24              2 *              *             *
      25-Oct-30             19              2 *              *             *
      25-Oct-31             12              1 *              *             *
      25-Oct-32              6 *              *              *             *
      25-Oct-33              0              0              0             0              0

WAL                   19.09705        9.08268        5.63978       3.77625        2.89566
Principal Window   Nov03-Aug33    Nov03-Aug33    Nov03-Aug33   Nov03-Aug33    Nov03-Aug33

Prepay             0 PSA          150 PSA        300 PSA       500 PSA        700 PSA

Chase 03-S11 Group 1

                                                       Assumptions

Settlement           29-Oct-2003   Prepay          250 PSA
1st Pay Date         25-Nov-2003

Tranche       Rating Balance       Coupon   Principal        Avg              Dated      Notes
Name                                        Window           Life             Date
P1                 100,000,000.00       5   11/03 - 09/33           6.28836   01-Oct-03  FIX
SUB1                 2,827,764.00       5   11/03 - 09/33          10.84815   01-Oct-03  FIX

Pay Rules:
Pay P1 to zero.


                         Collateral
Balance           WAC    WAM          Age      WAL        Dur
$102,827,764.00     5.3          359       1    6.41375
chase11bbg1 - Dec - P1

Date                         1              2              3             4              5
      29-Oct-03            100            100            100           100            100
      25-Oct-04             99             97             95            93             91
      25-Oct-05             97             92             84            79             71
      25-Oct-06             96             85             70            61             49
      25-Oct-07             94             78             58            47             33
      25-Oct-08             92             72             48            36             22
      25-Oct-09             90             66             40            27             14
      25-Oct-10             88             61             33            21             10
      25-Oct-11             86             56             27            16              6
      25-Oct-12             84             51             23            12              4
      25-Oct-13             82             47             19             9              3
      25-Oct-14             80             43             15             7              2
      25-Oct-15             77             39             13             6              1
      25-Oct-16             74             35             10             4              1
      25-Oct-17             72             32              9             3              1
      25-Oct-18             69             29              7             2 *
      25-Oct-19             66             26              6             2 *
      25-Oct-20             62             23              5             1 *
      25-Oct-21             59             20              4             1 *
      25-Oct-22             55             18              3             1 *
      25-Oct-23             51             16              2             1 *
      25-Oct-24             47             14              2 *             *
      25-Oct-25             43             12              1 *             *
      25-Oct-26             39             10              1 *             *
      25-Oct-27             34              8              1 *             *
      25-Oct-28             29              7              1 *             *
      25-Oct-29             24              5 *              *             *
      25-Oct-30             18              4 *              *             *
      25-Oct-31             12              2 *              *             *
      25-Oct-32              6              1 *              *             *
      25-Oct-33              0              0              0             0              0

WAL                   18.77779        11.0053        6.28836       4.84439        3.62464
Principal Window   Nov03-Sep33    Nov03-Sep33    Nov03-Sep33   Nov03-Sep33    Nov03-Sep33

Prepay             0 PSA          100 PSA        250 PSA       350 PSA        500 PSA

chase11bbg1 - Dec - SUB1

Date                         1              2              3             4              5
      29-Oct-03            100            100            100           100            100
      25-Oct-04             99             99             99            99             99
      25-Oct-05             97             97             97            97             97
      25-Oct-06             96             96             96            96             96
      25-Oct-07             94             94             94            94             94
      25-Oct-08             92             92             92            92             92
      25-Oct-09             90             89             86            84             81
      25-Oct-10             88             85             79            75             69
      25-Oct-11             86             80             70            64             55
      25-Oct-12             84             74             60            51             40
      25-Oct-13             82             68             50            40             27
      25-Oct-14             80             62             41            30             19
      25-Oct-15             77             56             34            23             13
      25-Oct-16             74             51             28            18              8
      25-Oct-17             72             46             23            13              6
      25-Oct-18             69             42             18            10              4
      25-Oct-19             66             37             15             8              3
      25-Oct-20             62             33             12             6              2
      25-Oct-21             59             30             10             4              1
      25-Oct-22             55             26              8             3              1
      25-Oct-23             51             23              6             2 *
      25-Oct-24             47             20              5             2 *
      25-Oct-25             43             17              4             1 *
      25-Oct-26             39             14              3             1 *
      25-Oct-27             34             12              2             1 *
      25-Oct-28             29              9              2 *             *
      25-Oct-29             24              7              1 *             *
      25-Oct-30             18              5              1 *             *
      25-Oct-31             12              3 *              *             *
      25-Oct-32              6              2 *              *             *
      25-Oct-33              0              0              0             0              0

WAL                   18.77779       14.19985       10.84815       9.66323        8.56896
Principal Window   Nov03-Sep33    Nov03-Sep33    Nov03-Sep33   Nov03-Sep33    Nov03-Sep33

Prepay             0 PSA          100 PSA        250 PSA       350 PSA        500 PSA

chase11bbg1 - Dec - COLLAT

Date                         1              2              3             4              5
      29-Oct-03            100            100            100           100            100
      25-Oct-04             99             97             95            93             91
      25-Oct-05             97             92             84            79             72
      25-Oct-06             96             85             71            62             50
      25-Oct-07             94             79             59            48             35
      25-Oct-08             92             73             49            37             24
      25-Oct-09             90             67             41            29             16
      25-Oct-10             88             62             34            22             11
      25-Oct-11             86             57             28            17              8
      25-Oct-12             84             52             24            13              5
      25-Oct-13             82             47             19            10              4
      25-Oct-14             80             43             16             8              2
      25-Oct-15             77             39             13             6              2
      25-Oct-16             74             36             11             5              1
      25-Oct-17             72             32              9             3              1
      25-Oct-18             69             29              7             3              1
      25-Oct-19             66             26              6             2 *
      25-Oct-20             62             23              5             1 *
      25-Oct-21             59             21              4             1 *
      25-Oct-22             55             18              3             1 *
      25-Oct-23             51             16              2             1 *
      25-Oct-24             47             14              2 *             *
      25-Oct-25             43             12              1 *             *
      25-Oct-26             39             10              1 *             *
      25-Oct-27             34              8              1 *             *
      25-Oct-28             29              7              1 *             *
      25-Oct-29             24              5 *              *             *
      25-Oct-30             18              4 *              *             *
      25-Oct-31             12              2 *              *             *
      25-Oct-32              6              1 *              *             *
      25-Oct-33              0              0              0             0              0

WAL                   18.77779       11.09315        6.41375        4.9769        3.76061
Principal Window   Nov03-Sep33    Nov03-Sep33    Nov03-Sep33   Nov03-Sep33    Nov03-Sep33

Prepay             0 PSA          100 PSA        250 PSA       350 PSA        500 PSA

gschase11g2 - Summary

                                             Collateral
              Balance           WAC        WAM           Age          WAL
              $232,000,000.00       5.54           358            2    5.54438

                                                           Assumptions
Settlement      30-Oct-2003       Prepay               300 PSA
1st Pay Date    25-Nov-2003


Tranche       Balance         Coupon   Principal     Avg           Dated      Notes
Name                                   Window        Life          Date
2A7            23,200,000.00     5.25  11/08 - 08/33     10.78915  01-Oct-03  FIX      NAS bond
F              36,908,876.00     1.52  11/03 - 10/09         2.99  25-Oct-03  FLT      0 delay, Libor +0.4%, 8.0 cap
S              36,908,876.00     6.48  11/03 - 10/09         2.99  25-Oct-03  INV_IO   0 delay, 7.6-Libor, 0 floor
AB            112,777,124.00     4.35  11/03 - 10/09         2.99  01-Oct-03  FIX
VA             14,373,000.00     5.25  11/03 - 03/10      4.57652  01-Oct-03  FIX      AD
VB             17,241,000.00     5.25  03/10 - 08/11      7.09287  01-Oct-03  FIX      AD
Z              21,100,000.00     5.25  08/11 - 08/33     11.96651  01-Oct-03  FIX      pays z accruals to VA, VB, and then itself.
SUBORD          6,400,000.00     5.25  11/03 - 08/33     10.22243  01-Oct-03  FIX

Pay Rules:
1.  Pay 2A7  principal and prepays according to schedule
2.  Pay F, S, AB pro rata to zero.
3.  Pay VA, VB, Z sequentially to zero.
4.  Pay 2A7 to zero.

Pay Z accruals as follows:
                i)  Pay VA, VB, sequentially to zero.
                ii)  Pay Z to zero.



2A7  (NAS) principal schedules:
----------------------------------
        Lock Out Schedule
----------------------------------
for five years         0%
----------------------------------
  Thereafter          100%
----------------------------------
   Prepayment Shift Percentage
----------------------------------
   Month <=     NAS Prepay %
----------------------------------
      60                0
----------------------------------
      72               30
----------------------------------
      84               40
----------------------------------
      96               60
----------------------------------
      108              80
----------------------------------
      120              100
----------------------------------
gschase11g2 - Dec - 2A7

Date                         1              2              3             4              5
      30-Oct-03            100            100            100           100            100
      25-Oct-04            100            100            100           100            100
      25-Oct-05            100            100            100           100            100
      25-Oct-06            100            100            100           100            100
      25-Oct-07            100            100            100           100            100
      25-Oct-08            100            100            100           100            100
      25-Oct-09             98             95             92            90             87
      25-Oct-10             96             90             83            78             73
      25-Oct-11             94             83             72            64             57
      25-Oct-12             92             75             60            50             40
      25-Oct-13             89             66             48            37             27
      25-Oct-14             87             59             38            27             18
      25-Oct-15             84             52             30            20             13
      25-Oct-16             81             45             24            15              8
      25-Oct-17             78             40             19            11              6
      25-Oct-18             75             35             15             8              4
      25-Oct-19             72             30             12             6              3
      25-Oct-20             68             26              9             4              2
      25-Oct-21             64             22              7             3              1
      25-Oct-22             60             19              5             2              1
      25-Oct-23             56             16              4             2 *
      25-Oct-24             52             14              3             1 *
      25-Oct-25             47             11              2             1 *
      25-Oct-26             42              9              2 *             *
      25-Oct-27             37              7              1 *             *
      25-Oct-28             31              6              1 *             *
      25-Oct-29             26              4              1 *             *
      25-Oct-30             19              3 *              *             *
      25-Oct-31             13              2 *              *             *
      25-Oct-32              6              1 *              *             *
      25-Oct-33              0              0              0             0              0

WAL                   20.19956       13.62667       10.78915       9.71378        8.91378
Principal Window   Nov08-Aug33    Nov08-Aug33    Nov08-Aug33   Nov08-Aug33    Nov08-Aug33

LIBOR_1MO                 1.12           1.12           1.12          1.12           1.12
Prepay             0 PSA          150 PSA        300 PSA       400 PSA        500 PSA

gschase11g2 - Dec - F

Date                         1              2             3              4              5
      30-Oct-03            100            100           100            100            100
      25-Oct-04             98             94            90             88             85
      25-Oct-05             96             83            70             62             55
      25-Oct-06             94             69            47             33             21
      25-Oct-07             91             56            27             11              0
      25-Oct-08             89             44            11              0              0
      25-Oct-09             86             34             0              0              0
      25-Oct-10             84             26             0              0              0
      25-Oct-11             81             19             0              0              0
      25-Oct-12             78             12             0              0              0
      25-Oct-13             75              7             0              0              0
      25-Oct-14             72              2             0              0              0
      25-Oct-15             69              0             0              0              0
      25-Oct-16             65              0             0              0              0
      25-Oct-17             61              0             0              0              0
      25-Oct-18             58              0             0              0              0
      25-Oct-19             53              0             0              0              0
      25-Oct-20             49              0             0              0              0
      25-Oct-21             44              0             0              0              0
      25-Oct-22             39              0             0              0              0
      25-Oct-23             34              0             0              0              0
      25-Oct-24             29              0             0              0              0
      25-Oct-25             23              0             0              0              0
      25-Oct-26             17              0             0              0              0
      25-Oct-27             10              0             0              0              0
      25-Oct-28              4              0             0              0              0
      25-Oct-29              0              0             0              0              0

WAL                   15.52268         4.9867          2.99         2.4622        2.13257
Principal Window   Nov03-May29    Nov03-Apr15   Nov03-Oct09    Nov03-Jun08    Nov03-Sep07

LIBOR_1MO                 1.12           1.12          1.12           1.12           1.12
Prepay             0 PSA          150 PSA       300 PSA        400 PSA        500 PSA

gschase11g2 - Dec - S


Date                     1         2         3          4         5
      30-Oct-03        100       100       100        100       100
      25-Oct-04         98        94        90         88        85
      25-Oct-05         96        83        70         62        55
      25-Oct-06         94        69        47         33        21
      25-Oct-07         91        56        27         11         0
      25-Oct-08         89        44        11          0         0
      25-Oct-09         86        34         0          0         0
      25-Oct-10         84        26         0          0         0
      25-Oct-11         81        19         0          0         0
      25-Oct-12         78        12         0          0         0
      25-Oct-13         75         7         0          0         0
      25-Oct-14         72         2         0          0         0
      25-Oct-15         69         0         0          0         0
      25-Oct-16         65         0         0          0         0
      25-Oct-17         61         0         0          0         0
      25-Oct-18         58         0         0          0         0
      25-Oct-19         53         0         0          0         0
      25-Oct-20         49         0         0          0         0
      25-Oct-21         44         0         0          0         0
      25-Oct-22         39         0         0          0         0
      25-Oct-23         34         0         0          0         0
      25-Oct-24         29         0         0          0         0
      25-Oct-25         23         0         0          0         0
      25-Oct-26         17         0         0          0         0
      25-Oct-27         10         0         0          0         0
      25-Oct-28          4         0         0          0         0
      25-Oct-29          0         0         0          0         0

WAL               15.52268    4.9867      2.99     2.4622   2.13257
Principal Window

LIBOR_1MO             1.12      1.12      1.12       1.12      1.12
Prepay            0 PSA      150 PSA   300 PSA    400 PSA   500 PSA
gschase11g2 - Dec - AB

Date                         1              2             3              4              5
      30-Oct-03            100            100           100            100            100
      25-Oct-04             98             94            90             88             85
      25-Oct-05             96             83            70             62             55
      25-Oct-06             94             69            47             33             21
      25-Oct-07             91             56            27             11              0
      25-Oct-08             89             44            11              0              0
      25-Oct-09             86             34             0              0              0
      25-Oct-10             84             26             0              0              0
      25-Oct-11             81             19             0              0              0
      25-Oct-12             78             12             0              0              0
      25-Oct-13             75              7             0              0              0
      25-Oct-14             72              2             0              0              0
      25-Oct-15             69              0             0              0              0
      25-Oct-16             65              0             0              0              0
      25-Oct-17             61              0             0              0              0
      25-Oct-18             58              0             0              0              0
      25-Oct-19             53              0             0              0              0
      25-Oct-20             49              0             0              0              0
      25-Oct-21             44              0             0              0              0
      25-Oct-22             39              0             0              0              0
      25-Oct-23             34              0             0              0              0
      25-Oct-24             29              0             0              0              0
      25-Oct-25             23              0             0              0              0
      25-Oct-26             17              0             0              0              0
      25-Oct-27             10              0             0              0              0
      25-Oct-28              4              0             0              0              0
      25-Oct-29              0              0             0              0              0

WAL                   15.52268         4.9867          2.99         2.4622        2.13257
Principal Window   Nov03-May29    Nov03-Apr15   Nov03-Oct09    Nov03-Jun08    Nov03-Sep07

LIBOR_1MO                 1.12           1.12          1.12           1.12           1.12
Prepay             0 PSA          150 PSA       300 PSA        400 PSA        500 PSA

gschase11g2 - Dec - VA

Date                        1              2              3             4              5
      30-Oct-03           100            100            100           100            100
      25-Oct-04            92             92             92            92             92
      25-Oct-05            84             84             84            84             84
      25-Oct-06            75             75             75            75             75
      25-Oct-07            66             66             66            66             40
      25-Oct-08            56             56             56             0              0
      25-Oct-09            46             46             44             0              0
      25-Oct-10            35             35              0             0              0
      25-Oct-11            24             24              0             0              0
      25-Oct-12            12             12              0             0              0
      25-Oct-13             0              0              0             0              0

WAL                   5.41357        5.41357        4.57652       3.87134        3.38971
Principal Window  Nov03-Oct13    Nov03-Oct13    Nov03-Mar10   Nov03-Oct08    Nov03-Jan08

LIBOR_1MO                1.12           1.12           1.12          1.12           1.12
Prepay            0 PSA          150 PSA        300 PSA       400 PSA        500 PSA

gschase11g2 - Dec - VB

Date                       1             2             3             4             5
      30-Oct-03          100           100           100           100           100
      25-Oct-04          100           100           100           100           100
      25-Oct-05          100           100           100           100           100
      25-Oct-06          100           100           100           100           100
      25-Oct-07          100           100           100           100           100
      25-Oct-08          100           100           100            99             0
      25-Oct-09          100           100           100             0             0
      25-Oct-10          100           100            53             0             0
      25-Oct-11          100           100             0             0             0
      25-Oct-12          100           100             0             0             0
      25-Oct-13           99            99             0             0             0
      25-Oct-14           88            88             0             0             0
      25-Oct-15           76            56             0             0             0
      25-Oct-16           64             9             0             0             0
      25-Oct-17           51             0             0             0             0
      25-Oct-18           37             0             0             0             0
      25-Oct-19           23             0             0             0             0
      25-Oct-20            8             0             0             0             0
      25-Oct-21            0             0             0             0             0

WAL                 13.97436      12.05529       7.09287       5.49413       4.54957
Principal Window Oct13-Apr21   Oct13-Jan17   Mar10-Aug11   Oct08-Oct09   Jan08-Sep08

LIBOR_1MO               1.12          1.12          1.12          1.12          1.12
Prepay           0 PSA         150 PSA       300 PSA       400 PSA       500 PSA

gschase11g2 - Dec - Z

Date                         1             2             3             4             5
      30-Oct-03            100           100           100           100           100
      25-Oct-04            105           105           105           105           105
      25-Oct-05            111           111           111           111           111
      25-Oct-06            117           117           117           117           117
      25-Oct-07            123           123           123           123           123
      25-Oct-08            130           130           130           130           117
      25-Oct-09            137           137           137           136            54
      25-Oct-10            144           144           144            85            19
      25-Oct-11            152           152           143            55             3
      25-Oct-12            160           160           111            37             0
      25-Oct-13            169           169            89            27             0
      25-Oct-14            178           178            71            20             0
      25-Oct-15            188           188            56            15             0
      25-Oct-16            198           198            45            11             0
      25-Oct-17            208           179            35             8             0
      25-Oct-18            219           157            28             6             0
      25-Oct-19            231           136            22             4             0
      25-Oct-20            244           118            17             3             0
      25-Oct-21            250           101            13             2             0
      25-Oct-22            250            87            10             2             0
      25-Oct-23            250            73             8             1             0
      25-Oct-24            250            61             6             1             0
      25-Oct-25            250            51             4             1             0
      25-Oct-26            250            41             3 *                         0
      25-Oct-27            250            33             2 *                         0
      25-Oct-28            250            26             2 *                         0
      25-Oct-29            225            19             1 *                         0
      25-Oct-30            171            13             1 *                         0
      25-Oct-31            113             8 *             *                         0
      25-Oct-32             53             3 *             *                         0
      25-Oct-33              0             0             0             0             0

WAL                   27.78728      19.08053      11.96651       8.54356       6.02683
Principal Window   May29-Aug33   Jan17-Aug33   Aug11-Aug33   Oct09-Aug33   Sep08-Jul12

LIBOR_1MO                 1.12          1.12          1.12          1.12          1.12
Prepay             0 PSA         150 PSA       300 PSA       400 PSA       500 PSA

gschase11g2 - Dec - SUBORD

Date                         1              2              3             4              5
      30-Oct-03            100            100            100           100            100
      25-Oct-04             99             99             99            99             99
      25-Oct-05             97             97             97            97             97
      25-Oct-06             96             96             96            96             96
      25-Oct-07             94             94             94            94             94
      25-Oct-08             92             92             92            92             92
      25-Oct-09             91             88             85            84             82
      25-Oct-10             89             83             77            73             69
      25-Oct-11             87             77             67            61             55
      25-Oct-12             85             69             56            48             40
      25-Oct-13             82             62             45            35             27
      25-Oct-14             80             54             36            26             19
      25-Oct-15             78             48             28            19             13
      25-Oct-16             75             42             22            14              9
      25-Oct-17             72             37             18            10              6
      25-Oct-18             69             32             14             8              4
      25-Oct-19             66             28             11             5              3
      25-Oct-20             63             24              8             4              2
      25-Oct-21             59             21              7             3              1
      25-Oct-22             56             18              5             2              1
      25-Oct-23             52             15              4             1 *
      25-Oct-24             48             13              3             1 *
      25-Oct-25             44             10              2             1 *
      25-Oct-26             39              9              2 *             *
      25-Oct-27             34              7              1 *             *
      25-Oct-28             29              5              1 *             *
      25-Oct-29             24              4              1 *             *
      25-Oct-30             18              3 *              *             *
      25-Oct-31             12              2 *              *             *
      25-Oct-32              6              1 *              *             *
      25-Oct-33              0              0              0             0              0

WAL                    18.8694       12.81784       10.22243       9.25682        8.58952
Principal Window   Nov03-Aug33    Nov03-Aug33    Nov03-Aug33   Nov03-Aug33    Nov03-Aug33

LIBOR_1MO                 1.12           1.12           1.12          1.12           1.12
Prepay             0 PSA          150 PSA        300 PSA       400 PSA        500 PSA

gschase11g2 - Dec - COLLAT

Date                         1              2              3             4              5
      30-Oct-03            100            100            100           100            100
      25-Oct-04             99             96             94            92             90
      25-Oct-05             97             89             81            76             71
      25-Oct-06             96             80             66            57             49
      25-Oct-07             94             71             53            43             34
      25-Oct-08             92             64             43            32             23
      25-Oct-09             91             57             34            24             16
      25-Oct-10             89             51             27            18             11
      25-Oct-11             87             45             22            13              7
      25-Oct-12             85             40             18            10              5
      25-Oct-13             82             36             14             7              3
      25-Oct-14             80             31             11             5              2
      25-Oct-15             78             28              9             4              2
      25-Oct-16             75             24              7             3              1
      25-Oct-17             72             21              6             2              1
      25-Oct-18             69             19              4             2 *
      25-Oct-19             66             16              3             1 *
      25-Oct-20             63             14              3             1 *
      25-Oct-21             59             12              2             1 *
      25-Oct-22             56             10              2 *             *
      25-Oct-23             52              9              1 *             *
      25-Oct-24             48              7              1 *             *
      25-Oct-25             44              6              1 *             *
      25-Oct-26             39              5              1 *             *
      25-Oct-27             34              4 *              *             *
      25-Oct-28             29              3 *              *             *
      25-Oct-29             24              2 *              *             *
      25-Oct-30             18              2 *              *             *
      25-Oct-31             12              1 *              *             *
      25-Oct-32              6 *              *              *             *
      25-Oct-33              0              0              0             0              0

WAL                    18.8694        8.95882        5.54438       4.41911         3.6917
Principal Window   Nov03-Aug33    Nov03-Aug33    Nov03-Aug33   Nov03-Aug33    Nov03-Aug33

LIBOR_1MO                 1.12           1.12           1.12          1.12           1.12
Prepay             0 PSA          150 PSA        300 PSA       400 PSA        500 PSA

                                               CMO CHASE 03S11G2 2A1                                                   -----------
                                                Scenario Report (GS)                                                   | Goldman |
                                                                                                                       | Sachs   |
                                                                                                                       |         |
                                                                                                                       -----------
3.0 yr                                                            Generated: 10/07/2003 12:52:42                       Page 1 of 1
==================================================================================================================================
CUSIP                        Monthly            As Of        10/03     Pricing          10/6/03      Original      147,104,000.00
Description:                                                           Settle          10/30/03      Balance       147,104,000.00
Coupon:           4.350%                                               Next Proj       11/25/03      Factor            1.00000000
Collateral:       Cpn 5.25   WAC 5.54   WAM 358   WALA 2               Stated Final      0/0/00      Delay                     24
Historical PSA's:    0/00=    0/00=    0/00=    3mo=    6mo=    12mo=    SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
----------------------------------------------------------------------------------------------------------------------------------

            Input       Output          PSA          PSA          PSA          PSA          PSA          PSA          PSA
      -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
           PREPAY                       300          125          150          200          600          900         1200
                       Av Life        2.990        5.703        4.987        4.014        1.903        1.493        1.257
            Price       Window  11/03-10/09   11/03-1/17   11/03-4/15   11/03-8/12   11/03-3/07   11/03-4/06  11/03-11/05
            99-30        Yield        4.306        4.342        4.336        4.325        4.262        4.228        4.199

All information contained herein, whether regarding assets backing any sec urities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors. We, or perso ns involved in the preparation or issuance of this material, may from time to time, ha ve long or short positions in, and buy or sell, securities, futures or options iden tical with or related to those mentioned herein. We make no representation that any tra nsaction can or could be effected at the indicated prices. This material may be fi led with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the c ollateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accur acy or completeness of the information herein. The information contained in this m aterial may be based on assumptions regarding market conditions and other matters as r eflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual m arket conditions or events, and this material should not be relied upon for such pu rposes. In addition, we mutually agree that, subject to applicable law, you may discl ose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this mate rial may be obtained upon request.

                                                  CMO HYPOC2 ASAA                                                      -----------
                                                Scenario Report (GS)                                                   | Goldman |
                                                                                                                       | Sachs   |
                                                                                                                       |         |
                                                                                                                       -----------
3.1 yr                                                            Generated: 10/07/2003 13:07:22                       Page 1 of 1
==================================================================================================================================
CUSIP                        Monthly            As Of        10/03     Pricing          10/6/03      Original      331,063,000.00
Description:                                                           Settle          10/30/03      Balance       331,063,000.00
Coupon:           4.350%                                               Next Proj       11/25/03      Factor            1.00000000
Collateral:       Cpn 5.25   WAC 5.60   WAM 357   WALA 1               Stated Final     0/0/00       Delay                     24
Historical PSA's:    0/00=    0/00=    0/00=    3mo=    6mo=    12mo=    SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
----------------------------------------------------------------------------------------------------------------------------------

            Input       Output          PSA          PSA          PSA          PSA          PSA          PSA          PSA
      -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
           PREPAY                       300          125          150          200          600          900         1200
                       Av Life        3.050        5.742        5.032        4.067        1.969        1.560        1.325
            Price       Window  11/03-11/09   11/03-1/17   11/03-4/15   11/03-8/12   11/03-4/07   11/03-5/06  11/03-12/05
            99-30        Yield        4.307        4.342        4.337        4.326        4.266        4.235        4.209

All information contained herein, whether regarding assets backing any sec urities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors. We, or perso ns involved in the preparation or issuance of this material, may from time to time, ha ve long or short positions in, and buy or sell, securities, futures or options iden tical with or related to those mentioned herein. We make no representation that any tra nsaction can or could be effected at the indicated prices. This material may be fi led with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the c ollateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accur acy or completeness of the information herein. The information contained in this m aterial may be based on assumptions regarding market conditions and other matters as r eflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual m arket conditions or events, and this material should not be relied upon for such pu rposes. In addition, we mutually agree that, subject to applicable law, you may discl ose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this mate rial may be obtained upon request.

                                                 CMO GS CHASE11G2 F                                                    -----------
                                              Scenario Report (Intex)                                                  | Goldman |
                                                                                                                       | Sachs   |
                                                                                                                       |         |
                                                                                                                       -----------
                                                                  Generated: 10/07/2003 16:06:48                       Page 1 of 1
==================================================================================================================================
CUSIP                        Monthly            As Of        10/03     Pricing          10/6/03      Original      36,908,876.00
Description:     Floater,Senior                                        Settle          10/30/03      Balance       36,908,876.00
Coupon:          1.520% = 0.4 + 01mlib, cap=8, asof=10/03              Next Proj       11/25/03      Factor           1.00000000
Collateral:      Cpn 5.25   WAC 5.54   WAM 358   WALA 2                Stated Final      0/0/00      Delay                     0
Historical CPR's:    10/03=   9/03=    8/03=    3mo=    6mo=    12mo=    SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
----------------------------------------------------------------------------------------------------------------------------------

      Input       Output          PSA          PSA          PSA          PSA          PSA          PSA          PSA          PSA
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
     PREPAY                       300          100          125          150          250          500          700         1000
     01MLIB        1.120           +0           +0           +0           +0           +0           +0           +0           +0
    Cleanup                        NO           NO           NO           NO           NO           NO           NO           NO
                 Av Life        2.990        6.659        5.703        4.987        3.405        2.133        1.733        1.402
      Price       Window  11/03-10/09   11/03-3/19   11/03-1/17   11/03-4/15  11/03-12/10   11/03-9/07  11/03-10/06   11/03-2/06

     100-00           DM         40.0         40.0         40.0         40.0         40.0         40.0         40.0         40.0

All information contained herein, whether regarding assets backing any sec urities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors. We, or perso ns involved in the preparation or issuance of this material, may from time to time, ha ve long or short positions in, and buy or sell, securities, futures or options iden tical with or related to those mentioned herein. We make no representation that any tra nsaction can or could be effected at the indicated prices. This material may be fi led with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the c ollateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accur acy or completeness of the information herein. The information contained in this m aterial may be based on assumptions regarding market conditions and other matters as r eflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual m arket conditions or events, and this material should not be relied upon for such pu rposes. In addition, we mutually agree that, subject to applicable law, you may discl ose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this mate rial may be obtained upon request.

All information in this Term Sheet, whether regarding assets backing any the securities discussed herein or otherwise, will be superseded by information contained in the final prospectus.

                                                                October 29, 2003

--------------------------------------------------------------------------------
                   Final Structural and Collateral Term Sheet
--------------------------------------------------------------------------------
                $389,231,385 (Approximate) of Senior Certificates
                       Chase Mortgage Finance Corporation
         Multi-Class Mortgage Pass-Through Certificates Series 2003-S11
--------------------------------------------------------------------------------
                           Features of the Transaction
--------------------------------------------------------------------------------
o Offering consists of three groups of senior certificates and a PO Certificate totaling approximately $389,231,385 expected to be rated triple-A by S&P and Moody's. The three groups of seniors are expected to be approximately:

      $63,898,100 of 5.00% coupons (Group 1)
      $217,910,000 of 5.25% coupons (Group 2)
      $105,689,000 of 5.50% coupons (Group 3).

o The overall expected amount of credit support for the senior certificates is 2.70% in the form of subordination with a shifting interest structure and a five-year prepayment lockout.

o All collateral for the certificates consists of fixed-rate residential first lien mortgages of no more than 30 years to original maturity, originated or acquired by Chase Manhattan Mortgage Corporation.

o     The amount of senior certificates is approximate and may vary by up to 5%.
--------------------------------------------------------------------------------
                                   Time Table
--------------------------------------------------------------------------------
Expected Settlement:                                            October 29, 2003

Cut-off Date:                                                    October 1, 2003

First Distribution Date:                                       November 25, 2003

Distribution Date:                                     25th or next business day
--------------------------------------------------------------------------------
                                   Key Terms
--------------------------------------------------------------------------------
Issuer:                            Chase Mortgage Finance Trust, Series 2003-S11

Underwriter:                       Goldman, Sachs & Co.

Depositor:                         Chase Mortgage Finance Corporation

Servicer:                          Chase Manhattan Mortgage Corporation

Trustee:                           Wachovia Bank, N.A.

Type of Issuance:                  Public

Servicer Advancing:                Yes, subject to recoverability

Compensating Interest:             Yes, monthly to the extent of 1/12th of 12.5
                                   bps per annum in compensating interest for full and partial prepayments

Legal Investment:                  The senior certificates are expected to be
                                   SMMEA eligible at settlement

Interest Accrual:                  Prior calendar month Clean Up Call: 10% of
                                   the Cut-off Date principal balance of the Mortgage Loans

ERISA Eligible:                    Underwriter's exemption may apply to senior
                                   certificates, however prospective purchasers should consult their own counsel

Tax Treatment:                     REMIC; senior certificates are regular
                                   interests Structure: Senior/Subordinate;
                                   shifting interest structure with a fiveyear prepayment lockout to subordinate certificates Expected Subordination: 2.70% for the securities

Expected Rating Agencies:          S&P and Moody's Minimum Denomination: Senior
                                   certificates - $25,000

Delivery:                          Senior certificates - DTC

---------------------------------------------------------------------------------------------------------------------------
Final Collateral Information (approximate)(1)                     Total          Group 1        Group 2          Group 3
---------------------------------------------------------------------------------------------------------------------------
Total Outstanding Principal Balance:                          $400,033,795    $ 66,036,880    $224,838,361    $109,158,554
Number of Mortgage Loans:                                              799             133             451             215
Average Original Principal Balance of the Mortgage Loans:     $    501,464    $    497,353    $    499,364    $    508,413
Weighted Average Annual Mortgage Interest Rate:                       5.59%           5.32%           5.54%           5.86%
Weighted Average Amortized Term To Maturity (Months):                  359             359             359             359
Weighted Average Seasoning (Months):                                     1               1               1               1
Weighted Average Current Loan-To-Value Ratio:                           66%             68%             66%             65%
Owner Occupied:                                                         97%             97%             99%             95%
Cash-out Refinance:                                                     21%             18%             22%             21%
Single Family (including PUD):                                          96%             94%             97%             94%
Original FICO:                                                         733             740             736             724
California Concentration:                                               46%             30%             48%             50%
---------------------------------------------------------------------------------------------------------------------------

(1) Percentages are approximate and round to the appropriate whole number.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any
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